SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2003

HEWITT ASSOCIATES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31351	47-0851756
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Half Day Road; Lincolnshire, Illinois		60069
(Address of principal executive offices)		(Zip code)

(Registrant’s telephone number, including area code)            847-295-5000

(Former name or former address, if changed since last report)            Not Applicable

Hewitt Associates, Inc.

Current Report on Form 8-K

Item	7. Financial Statements and Exhibits.

(c)	Exhibits:

99.1	Press release issued by Hewitt Associates, Inc. on May 5, 2003 announcing its results of operations for the quarter ended March 31, 2003.

99.2	Script for Hewitt Associates, Inc.’s conference call regarding its results of operations for the quarter ended March 31, 2003.

Item	9. Regulation FD Disclosure (Information required by Item 12 of Form 8-K is being furnished under this Item 9).

In accordance with Securities and Exchange Commission Release No. 33-8126, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure”.

On May 5, 2003, Hewitt Associates, Inc. issued a press release announcing its results of operations for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

In addition to the issuance of a press release, Hewitt Associates, Inc. conducted a conference call regarding its results of operations for the quarter ended March 31, 2003. The script for the conference call is attached as Exhibit 99.2 to this Form 8-K.

The information in this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference in any other filing under the Securities Exchange Act or Securities Act of 1933 except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEWITT ASSOCIATES, INC.

/S/ DAN A. DECANNIERE

Dan A. DeCanniere Chief Financial Officer

Date: May 9, 2003

2

Exhibit Index

Number	Description
99.1	Press release issued by Hewitt Associates, Inc. on May 5, 2003 announcing its results of operations for the quarter ended March 31, 2003.

99.2	Script for Hewitt Associates, Inc.’s conference call regarding its results of operations for the quarter ended March 31, 2003.

3